UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2012
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14111 Scottslawn Road, Marysville, Ohio		43041
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On June 12, 2012, The Scotts Miracle-Gro Company (the “Company”) issued a news release providing a financial update for fiscal year 2012. A copy of the news release is included as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

This Report is being furnished pursuant to Item 2.02 of Form 8-K. Accordingly, the information contained in Item 2.02 of this Report and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

Item 9.01. Financial Statements and Exhibits.
Exhibits:

Exhibit No.	Description
99.1	News Release issued by The Scotts Miracle-Gro Company on June 12, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	June 12, 2012	By:	/s/ David C. Evans
Printed Name: David C. Evans
Title: Chief Financial Officer and Executive Vice President, Strategy and Business Development

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated June 12, 2012
The Scotts Miracle-Gro Company

Exhibit No.	Description
99.1	News Release issued by The Scotts Miracle-Gro Company on June 12, 2012

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